UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 17, 2002
                                                  ---------------


                           DRS Technologies, Inc.
        ----------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


   Delaware                         1-8533                 13-2632319
----------------         -----------------------------   ---------------
(State or other           (Commission File Number)       (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)


            5 Sylvan Way, Parsippany, New Jersey                     07054
           --------------------------------------------          -------------
           (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: (973) 898-1500


                               Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         DRS Technologies, Inc. has amended its insider trading policy to allow directors and officers of the Company to effect sales of the Company's securities under SEC Rule 10b5-1. Under this rule, directors and officers may adopt a prearranged contract, instructions or written plan arranging for the sale of Company securities on specified conditions and times when they are not in possession of material nonpublic information that insiders receive.

         The Company anticipates that, as permitted by Rule 10b5-1 and the Company's amended insider trading policy, some or all of the executive officers and directors may establish trading plans at some date in the future.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DRS TECHNOLOGIES, INC.
                                            ------------------------
                                            (Registrant)


Date:  May 22, 2002                    By:  /s/ Richard A. Schneider
                                            --------------------------------
                                            Name:  Richard A. Schneider
                                            Title: Executive Vice President,
                                            Chief Financial Officer